Exhibit 99.1

949 South Coast Drive, Third Floor

Costa Mesa, CA 92626

Pacific Mercantile Bancorp Announces

Management Transition at Pacific Mercantile Bank

COSTA MESA, Calif., Aug. 27, 2012 (GLOBE NEWSWIRE) — Pacific Mercantile Bancorp (Nasdaq: PMBC) (the “Company”), parent holding company of Pacific Mercantile Bank (the “Bank”), today announced that Raymond E. Dellerba will assume a new role with the Bank as its Vice Chairman. The move will enable him to focus, as President and CEO of the Company, on the development and implementation of strategic plans to move the Company and the Bank forward to a successful long-term future. On Friday, the Board of Directors of the Bank approved Mr. Dellerba’s decision and formed a special committee to identify and hire a new President for the Bank.

To ensure continuity of the management of its day-to-day operations during the search process, the Bank will form an Office of the President, which will be comprised of its senior officers and will report directly to the Board of Directors of the Bank. The Office of President will be headed by newly nominated director Howard Gould, who has performed similar roles at other Southern California banking institutions. In 2005, Mr. Gould joined Carpenter & Company after a nearly 35-year career as a senior banker, consultant and regulator, including as Vice Chairman and Chief Operating Officer of one of California’s largest regional banks and two appointments as California’s chief banking regulator.

“After focusing much of my time on day-to-day operations of the Bank since 1999, I look forward to this opportunity to devote more of my time, as President and CEO of the Company, to the steps ahead that will enable us to offer more services to our banking customers, grow the value of our banking franchise and enhance long-term shareholder value,” said Dellerba. “I’m proud of what our team at Pacific Mercantile has built and I am confident that, working together, we will succeed in accomplishing these objectives.”

Edward J. Carpenter, Chairman and CEO of Carpenter & Company, who serves as Pacific Mercantile’s non-executive Chairman, stated, “Ray Dellerba has made many contributions as a visionary founder of both the Company and the Bank and we look forward to continuing to benefit from his experience and keen knowledge of the Bank and its businesses, markets and customers.” Carpenter & Company, which is the Company’s largest shareholder, is a bank holding company, capitalized in 2008, which has expertise and a track record of success in managing financial institutions.

About Pacific Mercantile Bancorp

Pacific Mercantile Bancorp is the parent holding company of Pacific Mercantile Bank, which opened for business March 1, 1999. The Bank, which is an FDIC insured, California state-chartered bank and a member of the Federal Reserve System, provides a wide range of commercial banking services to businesses, business professionals and individual clients through its combination of traditional banking financial centers and comprehensive, sophisticated electronic banking services.

The Bank operates a total of seven financial centers in Southern California, four in Orange County and one each in Los Angeles and San Diego Counties, and another in the Inland Empire in San Bernardino County. The four Orange County financial centers are located, respectively, in the cities of Newport Beach, Costa Mesa (which is visible from the

405 and 73 Freeways), La Habra and San Juan Capistrano (which is our South County financial center that is visible from the Interstate 5 Freeway). Our Los Angeles County financial center is located in the city of Beverly Hills. Our San Diego financial center is located in La Jolla and our Inland Empire financial center is located in the city of Ontario (visible from the Interstate 10 Freeway). In addition, the Bank offers comprehensive banking services over its Internet Bank, which is accessible 24/7 worldwide at www.pmbank.com.

Forward-Looking Statements

This news release contains statements regarding our expectations, beliefs and views about our future financial performance and business and our future plans, and trends in the markets in which we operate. Those statements, which constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), can be identified by the fact that they do not relate strictly to historical or current facts. Often, they include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements are based on current information available to us and our assumptions about future events over which we do not have control. Moreover, our business and our markets are subject to a number of risks and uncertainties which could cause our actual financial performance in the future, and the future performance of our markets (which can affect both our financial performance and the market prices of our shares), to differ, possibly significantly, from our expectations as set forth in the forward-looking statements contained in this news release.

In addition to the risk of incurring loan losses, which is an inherent feature of the banking business, these risks and uncertainties include, but are not limited to, the following: the risk that the economic recovery in the United States, which is still relatively fragile, will be adversely affected by international monetary or other economic conditions, which could cause us to incur additional loan losses and adversely affect our results of operations and could, thereby, cause us to incur losses in the second half of 2012 and in subsequent years; uncertainties and risks with respect to the effects that our compliance with the Federal Reserve Bank regulatory agreement (the “FRB Agreement”) and regulatory order of the California Department of Financial Institutions (the “DFI Order”) will have on our business and results of operations because, among other things, that Agreement and that Order impose restrictions on our ability to grow our banking franchise, and the risk of potential future supervisory action against us or the Bank by the FRB or the DFI if we are unable to meet the requirements of the FRB Agreement or the DFI Order; the risk that our earnings will be hurt by our recent decision to exit the wholesale mortgage channel because that will result in a reduction, which could be significant, in our mortgage banking revenues; the risks that continued weakness in the economy and the possibility that the Federal Reserve Board will keep interest rates low for an extended period of time in an effort to stimulate the economic recovery, will further reduce our net interest margins and, therefore, our net interest income; the risks that we will not be able to manage our interest rate risks effectively, in which event, our operating results could be harmed; the prospect that government regulation of banking and other financial services organizations will increase generally and more particularly as a result of the implementation of the recently enacted Dodd-Frank Consumer Protection and Financial Reform Act, which could increase our costs of doing business and restrict our ability to take advantage of business and growth opportunities; the risk that our mortgage banking business may cause us to incur additional operating expenses and may not prove to be profitable or may even cause us to incur losses; the risk that sales of any equity securities we might make in the future to raise additional capital could be dilutive of our existing shareholders; and the risk that the change in the Bank’s management, reported in this news release, could adversely affect our future operations.

Additional information regarding these and other risks and uncertainties to which our business is subject is contained in our Annual Report on Form 10-K that we filed with the SEC on February 27, 2012, as updated and modified by the discussion of risk factors contained in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012 and June 30, 2012 which we filed with the SEC on May 7, 2012 and August 14, 2012, respectively. Due to those risks and uncertainties, you are cautioned not to place undue reliance on the forward-looking statements contained in this news release, which speak only as of its date, or to make predictions about our future financial performance based solely on our historical financial performance.

For investor inquiries, contact: Nancy Gray, SEVP & CFO: (714) 438-2500

For media inquiries, contact: Jim Lucas or Dan Hilley, The Abernathy MacGregor Group: (213) 630-6550